Exhibit 10.6

Exclusive Call Option Agreement

The Exclusive Call Option Agreement (hereinafter referred to as “the Agreement”) is made and entered into by and among the following Parties in Beijing on June 26, 2018.

Jianzhi Century Technology (Beijing) Co., Ltd., a limited liability company established and existing in accordance with PRC laws, with a unified social credit code of 91110108MA01BGRH2B and the address at 27A, 23/F, Building 1, No. A48 Zhichun Road, Haidian District, Beijing (“Party A”). 100% shares of Party A are ultimately beneficially held by Jianzhi Education Technology Group Company Limited (“Ultimate Controlling Shareholder”), a limited liability company incorporated in Cayman Islands.

Beijing Rongde Times Investment Management Co., Ltd., a limited liability company established and existing in accordance with PRC laws, with a unified social credit code of 9111010855143768XQ and the address at B1-D33, No.15-11 Zhongguancun Street, Haidian District, Beijing (“Direct Shareholder A”).

Beijing Zhongsi Zhida Investment Management Co., Ltd., a limited liability company established and existing in accordance with PRC laws, with a unified social credit code of 911101083442412115 and the address at 340, 3/F, Building 1, Shangpinyuan, Baijiatuan, Haidian District, Beijing (“Direct Shareholder B”).

Li Meiliang, a natural person of Chinese nationality, ID Card No. [***].

Li Jinbiao, a natural person of Chinese nationality, ID Card No. [***].

(Direct Shareholder A, Direct Shareholder B, Li Meiliang and Li Jinbiao are collectively called “Direct shareholders” or “Party B”.)

Beijing Sentu Education Technology Co., Ltd., a joint-stock company established and existing in accordance with PRC laws, with a unified social credit code of 91110108576937402H and the address at 27B, Building 1, No. A48 Zhichun Road, Haidian District, Beijing (“Party C” or “Operating Entity”).

Wang Peixuan, a natural person of Chinese nationality, ID Card No. [***].

Zhang Zhige, a natural person of Chinese nationality, ID Card No. [***].

Li Jingru, a natural person of Chinese nationality, ID Card No. [***].

Lian Yu, a natural person of Chinese nationality, ID Card No. [***].

Qiu Mingjing, a natural person of Chinese nationality, ID Card No. [***].

Chen Ling, a natural person of Chinese nationality, ID Card No. [***].

Huang Zhihai, a natural person of Chinese nationality, ID Card No. [***].

Guo Jianbing, a natural person of Chinese nationality, ID Card No. [***].

Wu Yuxiao, a natural person of Chinese nationality, ID Card No. [***].

(Li Meiliang, Li Jinbiao, Wang Peixuan, Zhang Zhige, Li Jingru, Lian Yu, Qiu Mingjing, Chen Ling, Huang Zhihai, Guo Jianbing and Wu Yuxiao are collectively referred to as “Individual shareholders”, and Wang Peixuan, Zhang Zhige, Li Jingru, Lian Yu, Qiu Mingjing, Chen Ling, Huang Zhihai, Guo Jianbing and Wu Yuxiao are collectively referred to as the “Indirect shareholders”; Indirect shareholders and Direct shareholders are hereinafter collectively referred to as the “Shareholders”.)

The aforesaid Parties to the Agreement shall be hereinafter individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

(1)	The Direct shareholders are the registered legal shareholders of the Operating Entity, holding 100% of the equity of the Operating Entity in total;

(2)	The Direct shareholders intend to grant Party A an irrevocable and exclusive right to purchase all or part of the equity of the Operating Entity held by it, and Party A agrees to accept the above purchase right granted by the Direct shareholders;

(3)	The Individual shareholders have issued a written individual shareholder commitment letter (“Individual Registered Shareholders’ Undertakings”) with regard to the Agreement and their rights and interests held directly or indirectly in the Operating Entity to the Board of Directors of the Ultimate Controlling Shareholder on the date of execution of the Agreement; and

(4)	All Shareholders and the Operating Entity agree to give all necessary cooperation to Party A in exercising such Equity Purchase Option (as defined below).

In witness whereof, the Agreement has been reached and concluded by the Parties as below through consultation:

1.	Equity trading

1.1	Grant of rights

1.1.1	Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase without any additional conditions, so that Party A can, as permitted by PRC laws, decide on its own steps and purchase from Party B one or more times at any time according to the price stated in Article 1.3 of the Agreement, or designate one or more people (each called the “Designated Person”) to purchase from Party B all or part of the equity directly and/or indirectly held by it in the Operating Entity (“Equity Purchase Option”). Subject to the terms and conditions of the Agreement, Party A has absolute discretion to decide the specific time, method and frequency of exercising its Equity Purchase Option, as permitted by PRC laws and regulations. The Operating Entity hereby agrees that the Direct shareholders grant the Equity Purchase Option to Party A. Except for Party A and the Designated Person, no third party shall enjoy the Equity Purchase Option or other rights related to the equity of the Operating Entity held by Party B, and Party B shall not grant any such right to any third party. “Person” as used in this paragraph and the Agreement means an individual, a company, a joint venture, a partnership, an enterprise, a trust company or a non-corporate organization.

1.1.2	All Shareholders and the Operating Entity hereby agree and confirm that Party B grants Party A the Equity Purchase Option in accordance with Article 1.1.1 of the Agreement, and undertake to take all necessary actions to urge Party B to fulfill all its obligations hereunder, including, but not limited to passing or voting in favor the resolutions of the board of shareholders or the Board of Directors required by Party B to transfer the equity of the Operating Entity to Party A or the Designated Person or perform other obligations hereunder.

1.1.3	On the signing date of the Agreement, Party B shall deliver to Party A:

(a)	Two duly executed but undated transfer agreements in all forms and contents satisfactory to Party A and/or in the form substantially as shown in the Appendix; and

(b)	All documents required and satisfactory to Party A in order to make the transfer of any equity purchased hereunder effective.

1.2	Exercise steps of Equity Purchase Option

Subject to the provisions of PRC laws and regulations, Party A may exercise the Equity Purchase Option at any time by giving a written notice to Party B (hereinafter referred to as the “Notice of Equity Purchase”) in accordance with Article 1.1 above. The Notice of Equity Purchase shall specify the following matters: (a) Party A’s decision to exercise the Equity Purchase Option and the assignee of the equity; (b) the total equity that Party A intends to purchase from Party B (“Purchased Equity”); and (c) the date of purchase and/or transfer of the Purchased Equity. There is no limit on the number of exercise by Party A. Within seven (7) working days upon receipt of the Notice of Equity Purchase, Party B shall enter into the Equity Transfer Agreement attached hereto or other versions agreed by Party A with Party A and/or the person designated by Party A to ensure that the Purchased Equity is transferred to Party A and/or the person designated by Party A as soon as possible, and shall take all necessary actions to ensure that the corresponding industrial and commercial change procedures are completed as soon as possible.

1.3	Equity purchase price and its payment

1.3.1	The purchase price of the Purchased Equity (“Equity Purchase Price”) shall be the higher of the following:

(i) As of the exercise date of the Equity Purchase Option, the total capital contribution in the registered capital of the Operating Entity multiplied by the Purchased Equity ratio of the Operating Entity; and

(ii) The lowest price allowed by PRC laws and regulations.

1.3.2	After the necessary tax withholding (if applicable) of the Equity Purchase Price according to PRC laws, the Equity Purchase Price shall be remitted in RMB to Party B’s designated account within two months from the date when the Purchased Equity is officially transferred to Party A or the Designated Person (that is, the date on which the industrial and commercial registration authority approves the corresponding industrial and commercial alteration registration or filing of the Operating Entity).

1.3.3	Subject to the provisions and requirements of the laws of the People’s Republic of China at that time, the Equity Purchase Price shall be returned to Party A or the Designated Person in full within one month from the date of receipt by Party B or the earliest time permitted by PRC laws (whichever is later).

1.4	Transfer of the Purchased Equity

Every time the Equity Purchase Option is exercised:

1.4.1	The Shareholders shall urge the Operating Entity and Party B to convene a general meeting of shareholders and/or a meeting of the Board of Directors in time, at which a resolution shall be passed to approve Party B’s transfer of the Purchased Equity to Party A and/or the Designated Person;

1.4.2	Party A shall be entitled to transfer any or all of the Purchased Equity to the name of Party A and/or the Designated Person and/or act as the beneficial owner of the Purchased Equity in all aspects. Party A shall not be liable for any losses caused thereby;

1.4.3	Moreover, the Shareholders and the Operating Entity shall execute all other necessary contracts, agreements or documents (including but not limited to amendments to the Articles of Association), obtain all necessary government licenses and permits (including but not limited to the Company’s business license), and take all necessary actions to transfer the effective ownership of the Purchased Equity to Party A and/or the Designated Person without any security interests, and urge Party A and/or the Designated Person to be the registered owners of the Purchased Equity. For the purposes of this paragraph and the Agreement, “Security interest” includes guarantees, mortgages, third-party rights or interests, any equity purchase options, acquisition rights, preemption rights, set-off rights, ownership retention or other security arrangements, etc.; however, for the sake of clarity, any security interests arising hereunder, and the Equity Pledge Agreement shall not be included. The “Equity Pledge Agreement” as set forth in this paragraph and the Agreement refers to the Equity Pledge Agreement signed by Party A, Party B, the Operating Entity and related parties on the date of execution of the Agreement, pursuant to which Party B pledges to Party A all of its equity in the Operating Entity.

2.	Undertakings

2.1	Undertakings of relevant Shareholders and Party C

The Shareholders and the Operating Entity hereby separately and severally undertake that:

2.1.1	Without the prior written consent of Party A, it shall not supplement, change or amend the articles and regulations of the Operating Entity in any form, increase or decrease its registered capital, or otherwise change its registered capital structure;

2.1.2	It shall maintain the existence of the Operating Entity, prudently and effectively operate its business and handle its affairs pursuant to the good financial and commercial standards and practices, and urge the Operating Entity to fulfill its obligations under the Exclusive Business Cooperation Agreement; The “Exclusive Business Cooperation Agreement” stipulated in this paragraph and the Agreement refers to the Exclusive Business Cooperation Agreement signed by Party A and the Operating Entity on the date of execution of the Agreement. Party A shall provide relevant business support, technical services and consulting services to the Operating Entity according to relevant agreements;

2.1.3	Without the prior written consent of Party A, it shall not sell, transfer, mortgage or otherwise dispose of the legal or beneficial interests of any assets, business or income of the Operating Entity at any time since the date of execution of the Agreement, or permit the encumbrance of any Security interest thereon;

2.1.4	After the legal liquidation as described in Article 3.7, Party B will pay Party A any remaining payment it has collected according to law in full, or cause such payment to occur. If such payment is prohibited by PRC laws, Party B shall pay such income to Party A or the party designated by Party A as permitted by PRC laws;

2.1.5	Without the prior written consent of Party A, Party C shall not incur, inherit, warrant or permit any debts, except for debts (i) incurred in daily business activities other than through loans; and (ii) that have been disclosed to Party A and have been approved by Party A in writing;

2.1.6	It shall operate all businesses of the Operating Entity in daily business activities to maintain the asset value of the Operating Entity and refrain from any actions/omissions that may affect its operating status and asset value;

2.1.7	Without the prior written consent of Party A, it shall not promote the Operating Entity to sign any major contracts (for the purpose of this paragraph, a contract shall be considered material if its value exceeds RMB 100,000), except for contracts signed in daily business activities;

2.1.8	Without the prior written consent of Party A, it shall not promote the Operating Entity to provide loans or credits or any form of guarantee to anyone;

2.1.9	It shall provide Party A with all information on the operation and financial condition of the Operating Entity upon its request;

2.1.10	If so required by Party A, it shall purchase and hold an insurance related to the assets and business of the Operating Entity from the insurance companies accepted by Party A, and the amount and coverage of such insurance shall be the same as that of companies operating similar business of the Operating Entity;

2.1.11	Without the prior written consent of Party A, it shall not promote or allow the Operating Entity to merge or unite with anyone, or to acquire or invest in anyone, or to promote or allow the Operating Entity to sell its assets with a value above RMB 100,000;

2.1.12	Without the prior written consent of Party A, it shall not promote the Operating Entity to enter into transactions that may substantially affect the assets, responsibilities, business operations, ownership structure and other legal rights of the Operating Entity, except for necessary contracts signed in daily business activities;

2.1.13	It shall promptly notify Party A of any litigation, arbitration or administrative procedures that have occurred or may occur in relation to the assets, business or income of the Operating Entity, as well as any conditions that may adversely affect the existence, business operation, financial status, assets or goodwill of the Operating Entity, and all measures approved by Party A shall be taken in time to eliminate such adverse conditions or effective remedial measures shall be taken;

2.1.14	It shall sign all necessary or proper documents, take all necessary or proper actions and file all necessary or proper complaints or defend all claims as necessary and appropriate to maintain the ownership of all assets of the Operating Entity;

2.1.15	Without the prior written consent of Party A, it shall ensure that the Operating Entity shall not distribute or actually distribute dividends to its shareholders in any form, while upon the written request of Party A, the Operating Entity shall immediately distribute all distributable profits to its shareholders;

2.1.16	At the request of Party A, it shall appoint any person designated by Party A as a director of the Operating Entity and/or remove the incumbent director of the Operating Entity;

2.1.17	If Party C or any shareholder fails to fulfill its tax obligations under applicable laws, which prevents Party A from exercising its Equity Purchase Option, Party A shall be entitled to require Party C or related shareholders to fulfill the tax obligations, or require Party C or related shareholders to pay the tax to Party A, and Party A shall pay the tax on its behalf;

2.1.18	It shall fully cooperate with Party A and its Ultimate Controlling Shareholder in the investigation, inquiry and other requirements of any government and/or regulatory agency involving Shareholders or Party C and/or its subsidiaries; and

2.1.19	It shall urge the wholly-owned or holding subsidiaries of Party C to make the same commitment to its own related matters according to the above commitments made by Party C and abide by them.

2.2	Undertakings of Shareholders

The Shareholders hereby undertake separately and severally that:

2.2.1	Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or otherwise dispose of any legal or beneficial interests of the equity of the Operating Entity owned by it, or allow any property right burden of security interests to be set on it, except the pledge set on the equity according to the Equity Pledge Agreement;

2.2.2	Without the prior written consent of Party A, it shall not agree or promote the separation or merger of the Operating Entity with other entities;

2.2.3	Without the prior written consent of Party A, Party B shall not require the Operating Entity to distribute dividends or other forms of profits in respect of its equity owned by Party B, and shall not put forward or vote in favor of any resolution of the shareholders’ meeting related thereto. In any case, unless otherwise determined by Party A, if Party B receives the income, profit distribution and dividends from the Operating Entity, it shall, to the extent permitted by Chinese law, immediately pay or transfer such income, profit distribution and dividends to Party A or the party designated by Party A as the service fee payable by the Operating Entity to Party A under the Exclusive Business Cooperation Agreement;

2.2.4	Party B shall urge the board of shareholders and/or the Board of Directors of the Operating Entity not to approve the sale, transfer, mortgage or otherwise dispose of any legal or beneficial interests of the equity of the Operating Entity owned by Party B, or allow the property right burden of any Security interests to be set on it without the prior written consent of Party A, except the pledge set on the equity according to the Equity Pledge Agreement;

2.2.5	Party B shall urge the board of shareholders or the Board of Directors of the Operating Entity not to approve the merger or combination of the Operating Entity with any person, or the acquisition or investment of any person without the prior written consent of Party A, and other matters that require the prior written consent of Party A according to the Agreement;

2.2.6	Party B shall promptly notify Party A of any litigation, arbitration or administrative procedures that have occurred or may occur regarding the equity of the Operating Entity owned by it;

2.2.7	Party B shall urge the board of shareholders or the Board of Directors of the Operating Entity to vote to approve the transfer of the Purchased Equity stipulated in the Agreement and take any and all other actions that may be required by Party A;

2.2.8	Party B shall sign all necessary or proper documents, take all necessary or proper actions and file all necessary or proper complaints or defend all claims as necessary and appropriate to maintain the ownership of the equity of the Operating Entity;

2.2.9	At the request of Party A, Party B shall appoint any person designated by Party A as the director of the Operating Entity;

2.2.10	At the request of Party A from time to time, Party B shall immediately and unconditionally transfer its equity in the Operating Entity to Party A or the Designated Person according to the Equity Purchase Option hereunder, and Party B hereby waives the preemptive right (if any) that it enjoys when any other existing shareholders of the Operating Entity transfer equity;

2.2.11	Party B shall strictly abide by the provisions of the Agreement and other contracts jointly or separately signed by Party B, the Operating Entity and Party A, perform its obligations hereunder and other contracts, and refrain from any actions/omissions that may affect its validity and enforceability. If Party B has any residual rights to the equity hereunder or under the Equity Pledge Contract or Voting Rights Proxy Agreement signed by the same parties hereto, Party B shall not exercise such rights unless instructed in writing by Party A; and

2.2.12	Party B shall pledge all the equity of Party C owned by it to Party A and signs relevant Equity Pledge Agreements.

3.	Representations and Warranties

The Shareholders and the Operating Entity hereby jointly and separately represent and warrant to Party A on the date of execution of the Agreement and on each transfer date of the Purchased Equity as follows:

3.1	It has the authority to execute and deliver the Agreement and any Equity Transfer Agreement to which it is a party for the Purchased Equity (each is referred to as “Transfer Agreement”), as well as to perform its obligations under the Agreement and any Transfer Agreement. Party B agrees to sign a transfer agreement consistent with the terms in the Appendix of the Agreement if required by Party A when Party A exercises the Equity Purchase Option. The Agreement and the Transfer Agreement constitute or will constitute its legal, effective and binding obligations, and shall be enforceable against it;

3.2	At the request of Party A during the duration of the Agreement, Party B shall urge the shares to be transferred to the name of Party A and/or the person designated by Party A if it has not taken the following actions. Party A and/or the person designated by Party A shall hold the transferred shares in accordance with and subject to the terms of the Agreement, and such transfer shall be registered in the Company’s books and shall be subject to the relevant industrial and commercial registration or filing procedures;

3.3	Neither the execution and delivery of the Agreement or any Transfer Agreement nor the obligations hereunder or under any Transfer Agreement shall: (i) lead to any violation of any applicable laws in China; (ii) conflict with the Articles of Association, rules or other organizational documents of the Operating Entity; (iii) cause a breach of or constitute a breach of any contract or instrument to which it is a party or to which it is binding; (iv) cause any violation of any conditions for the grant and/or continuation of any license or permit issued to either party; or (v) cause the suspension or revocation of or the imposition of additional conditions on any license or permit issued to either party;

3.4	Party B has a good and marketable ownership interest in the equity it owns in the Operating Entity. Except for the Agreement and the Equity Pledge Agreement, Party B has not set any Security interest in such equity;

3.5	The Operating Entity has good and marketable ownership of all its assets. Except for the Exclusive Asset Purchase Option Agreement signed by Party A, Party B and the Operating Entity on the date of execution of the Agreement, there is no Security interest or third party interest in the said assets;

3.6	The Operating Entity does not have any outstanding debts, except (i) debts incurred in daily business activities; and (ii) the debts that have been disclosed to Party A and approved by Party A in writing;

3.7	If the Operating Entity is dissolved or liquidated as required by PRC laws, it shall, to the extent permitted by PRC laws and at the lowest price permitted by PRC laws, sell all its assets to Party A or other qualified entities designated by Party A. The Operating Entity waives Party A or its designated qualified subject from any payment obligations arising therefrom within the applicable scope of the then effective PRC law; or any income generated from the transaction shall be paid to Party A or a qualified entity designated by Party A as part of the service fee under the Exclusive Business Cooperation Agreement within the applicable scope of the then effective PRC law;

3.8	The Operating Entity shall comply with all applicable PRC laws and regulations;

3.9	There is no pending or possible litigation, arbitration or administrative procedure related to the equity, assets of the Operating Entity or the Operating Entity; and

3.10	In the event of the death, incapacity or other events (including divorce and bankruptcy) of any individual shareholder which may affect his holding or exercise of his indirect holding of the Equity of Party B and Party C, (i) any successor of the relevant individual shareholder; or (ii) a natural or legal person (“Designated Assignee”) appointed by Party A pursuant to the Individual Registered Shareholders’ Undertakings signed by such Individual shareholders shall be deemed to be a party to the Agreement, which shall assume all rights and obligations related thereto. In case of any succession or equity transfer under the Individual Registered Shareholders’ Undertakings, the Shareholders will complete all necessary procedures and take all necessary actions to procure the required government approval (if applicable) for such equity transfer.

4.	Effectiveness and Term

The Agreement shall take effect upon signature or seal by the Parties on the date first above written. Unless terminated in advance in accordance with the Agreement or other agreements signed separately by the Parties, the Agreement shall be valid until Party A or the Designated Person has obtained all the rights and interests of Party C according to the Agreement.

5.	Liability for Breach

5.1	Except as otherwise provided in the Agreement, if a party (the “Defaulting Party”) fails to perform all or any of its obligations under the Agreement or in any other way constitutes a breach of the Agreement, then the other party (the “Aggrieved Party”) may: (a) give a written notice to the Defaulting Party stating the nature and extent of the breach and require the Defaulting Party to remedy it at its own expense within a reasonable period of time specified in the notice (the “Remedial Period”); and (b) if the Defaulting Party fails to remedy the breach within the Remedial Period, the Aggrieved Party shall be entitled to require the Defaulting Party to bear all liabilities arising out of its act in breach and to indemnify the Aggrieved Party for all actual economic losses arising out of its act in breach, including, but not limited to, attorney’s fees, litigation or arbitration costs incurred in connection with any litigation or arbitration proceeding in connection with such breach. Moreover, the Aggrieved Party shall be entitled to require the Defaulting Party to actually perform its obligations hereunder. The Aggrieved Party also shall be entitled to request the relevant arbitration institution or court to order the actual performance and/or enforcement of the terms agreed in the Agreement. The exercise of the aforesaid right of relief by the Aggrieved Party shall not affect its exercise of other rights of relief in accordance with the provisions of the Agreement and the laws and regulations.

5.2	With regard to the obligations hereunder, the Operating Entity and Shareholders shall bear joint and several liabilities.

5.3	Except as expressly provided by law, neither the Shareholders nor the Operating Entity shall be entitled to terminate the Agreement due to Party A’s breach of contract.

6.	Applicable Law, Dispute Resolution and Change of Law

6.1	The execution, effectiveness, interpretation, performance, amendment and termination of the Agreement and the resolution of disputes hereunder shall be governed by the officially published and publicly available laws of the People’s Republic of China. Matters not covered in the officially published and publicly available laws of the People’s Republic of China shall be governed by the principles and practices of international law.

6.2	Any dispute arising out of the interpretation and performance of the Agreement shall be solved by the Parties through friendly consultation first. In case no settlement can be reached within 30 days after either Party requests the other Parties to resolve the dispute through consultation, the dispute may be submitted to China International Economic and Trade Arbitration Commission (CIETAC) for arbitration by either Party in accordance with the arbitration rules of CIETAC then effective. The arbitration shall take place in Beijing. The arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties.

6.3	In case of any dispute arising out of the interpretation and performance of the Agreement, or any pending arbitration, the Parties hereto shall continue to exercise their rights and perform their obligations hereunder, except for the matters in dispute.

6.4	If, at any time after the execution of the Agreement, any PRC laws, regulations or rules are promulgated or changed, or the interpretation or application of such laws, regulations or rules is changed, the following provisions shall apply: (a) if the change of laws or newly enacted regulations is more favorable to either party than the relevant laws, regulations, decrees or regulations in force as of the date of the Agreement (without significant adverse effect to the other parties), the Parties shall timely modify the Agreement to benefit from such change or new provision; or, the Parties shall promptly apply for benefits arising from such change or new provision. The Parties shall do their best to obtain approval for such application; (b) if the economic interests of either party hereunder are materially and adversely affected, directly or indirectly, by such legal changes or newly enacted provisions, the Parties shall use all lawful means to obtain an exemption from compliance with such changes or provisions and use their best efforts to continue the execution of the Agreement in accordance with its original terms. If the adverse impact on the economic interests of either party cannot be resolved in accordance with the provisions of the Agreement, the parties shall, after the affected party notifies the other parties, negotiate in time and make all necessary amendments to the Agreement as permitted by PRC laws to maintain the economic interests of the affected party hereunder; and (c) if any of the aforesaid legal changes or newly enacted provisions render the existence or performance of the terms of the Agreement illegal or contrary to such PRC laws, the Parties shall use their best efforts and, as required by Party B, immediately take all actions, as far as practicable, necessary to maintain the validity of the Agreement or to realize the intent and purpose of the Agreement in an appropriate, enforceable and most similar manner.

6.5	Subject to the provisions of PRC laws, the arbitral tribunal may order indemnity, injunctive relief (including but not limited to for the purpose of conducting business or for the purpose of forcible transfer of assets) or liquidation of the Parties in respect of their equity interest or property interest. After the arbitration award takes effect, either Party shall be entitled to apply to a competent court for enforcement of the arbitration award. Subject to the provisions of PRC laws, upon the request of a disputing party, the court with jurisdiction shall be entitled to provide temporary relief measures to the disputing party while waiting for the formation of the arbitration tribunal or under other appropriate circumstances permitted by law as a property preservation or enforcement measure. Subject to the provisions of PRC laws, (i) Hong Kong, (ii) Cayman Islands, and (iii) the place of incorporation of the Operating Entity (that is, Beijing, China); and (iv) the court where the Ultimate Controlling Shareholder or the principal assets of the Operating Entity are located has jurisdiction over the aforesaid purposes.

7.	Taxes and Expenses

Each Party shall be liable for any and all transfer and registration taxes, costs and expenses incurred by or imposed on the Party in connection with the preparation and execution of the Agreement and each Transfer Agreement and the completion of the transactions contemplated by the Agreement and each Transfer Agreement in accordance with the laws of the People’s Republic of China.

8.	Notices

8.1	All notices and other communications required or permitted to be given under the Agreement shall be delivered by hand, registered post with postage prepaid, commercial courier service or fax to the Parties at the following address. Each notice shall also be confirmed by e-mail. The date on which such notice is deemed as served is determined as follows:

8.1.1	If a notice is given by hand, courier service or registered post with postage prepaid, it shall be deemed as duly served on the date of delivery or rejection to the designated address set forth in the notice.

8.1.2	If a notice is sent by fax, it shall be deemed as duly served on the date of successful transmission (as evidenced by the automatically generated confirmation information of the transmission).

8.2	For the purpose of the notice, the addresses of the Parties are as follows:

Company:	Jianzhi Century Technology (Beijing) Co., Ltd.
Address:	[***]
To:	[***]

Company:	Beijing Rongde Times Investment Management Co., Ltd.
Address:	[***]
To:	[***]

Company:	Beijing Zhongsi Zhida Investment Management Co., Ltd.
Address:	[***]
To:	[***]

Company:	Beijing Sentu Education Technology Co., Ltd.
Address:	[***]
To:	[***]

Name:	Li Meiliang
Address:	[***]

Name:	Li Jinbiao
Address:	[***]

Name:	Wang Peixuan
Address:	[***]

Name:	Zhang Zhige
Address:	[***]

Name:	Li Jingru
Address:	[***]

Name:	Lian Yu
Address:	[***]

Name:	Qiu Mingjing
Address:	[***]

Name:	Chen Ling
Address:	[***]

Name:	Huang Zhihai
Address:	[***]

Name:	Guo Jianbing
Address:	[***]

Name:	Wu Yuxiao
Address:	[***]

8.3	The address where notices are to be sent may be changed by either Party at any time after sending a notice to the other Parties in accordance with this clause.

9.	Duty of Confidentiality

The Parties further agree and confirm that any oral or written information provided by and/or exchanged among them in connection with the Agreement shall belong to confidential information. Each Party shall keep confidential all such information and shall not disclose any relevant information to any third party without the written consent of the other Parties, except that: (a) such information is or will be publicly known (not for the disclosure of the receiving Party); (b) such information is required to be disclosed by applicable laws, rules or regulations of any stock exchange, or requirement or order of a government sector, court, arbitration institution or other regulatory authorities; or (c) such information is disclosed by either Party to its legal or financial adviser or other professional advisors in connection with the transactions stated herein and such legal or financial adviser or other professional advisors shall be subject to the duty of confidentiality similar to this Article. The disclosure of any confidential information by any staff or organization employed by either party shall be deemed as the disclosure of such confidential information by such party, and such party shall be held legally liable for any breach of the Agreement. The Parties agree that the Article shall remain in force and effect regardless of whether the Agreement is invalid, or modified, dissolved or terminated for any reason, or rendered inoperable.

10.	Further Warranty

It is agreed by the Parties to promptly sign documents and take further actions reasonably required or in favor to carrying out the provisions and serving purposes hereof.

11.	Miscellaneous

11.1	Revision, Modification and Supplementation

11.1.1	Any revision, modification and supplementation hereto shall be signed by the Parties in written agreement.

11.1.2	The Parties shall amend the Agreement accordingly in the event of any suggestion by the Stock Exchange of Hong Kong Limited or other regulatory authorities or exchanges to amend the Agreement, or any change in the rules or requirements relating to the listing of securities of the Stock Exchange of Hong Kong Limited in connection with the Agreement.

11.2	Entire Agreement

Except for the written revision, supplementation or modification made after the execution hereof, the Agreement shall constitute the entire Agreement between the Parties with respect to the subject matter hereof and supersede any and all previous oral or written consultations, representations and contracts between them with respect to the subject matter hereof. The appendixes hereto shall constitute a part of the Agreement and have the same legal effect as the Agreement.

11.3	Headings

The headings of the Agreement are for convenience only and shall not be used as interpretation or explanation, or affect the meaning or interpretation of the provisions hereof.

11.4	Language

The Agreement is written in Chinese and is made out in eighteen (18) originals, with each Party holding one (1) original and the remaining originals kept by Party A for future use. Each original shall be equally authentic.

11.5	Severability

One or more provisions hereof ruled to be invalid, illegal or unenforceable in any respect under any law or regulation shall not affect or impair the validity, legality or enforceability of any other provisions hereof in any respect. The Parties shall endeavor to, through consultations in good faith, replace the invalid, illegal or unenforceable provisions with such effective provisions as permitted by law and desired by the Parties to the maximum extent. The economic effects of such effective provisions shall be as similar as possible to those invalid, illegal or unenforceable provisions.

11.6	Successor

The Agreement shall be binding upon respective successors of the Parties and assignees permitted by each Party.

11.7	Survival

11.7.1	Any obligation arising under the Agreement or becoming due prior to the expiration or early termination of the Agreement shall survive the expiration or early termination hereof.

11.7.2	The provisions of Article 6, Article 8 and Article 11.7 hereof shall survive the termination of the Agreement.

11.8	Transfer

The Shareholders and the Operating Entity shall not transfer its rights and obligations hereunder to any third party without the written consent of Party A.

The Shareholders and the Operating Entity agree that Party A may transfer its rights and obligations hereunder to any third party by giving prior written notice to Party B and Party C without the consent of Party B, the Operating Entity or any shareholder.

11.10	Waiver

Either Party may waive the terms and conditions hereof, provided that it is made in writing and signed by each and every Party. Under certain circumstances, any waiver by a Party to the breach of other Parties shall not be construed as a waiver of any other similar breach by any other Parties under other circumstances.

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(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

Party A: Jianzhi Century Technology (Beijing) Co., Ltd.

By:	/s/ Li Jingru
Name: Li Jingru
Title: Legal Representative

Date of Signing: June 26, 2018

(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

Party B: Beijing Rongde Times Investment Management Co., Ltd.

By:	/s/ Wang Peixuan
Name: Wang Peixuan
Title: Legal Representative

Date of Signing: June 26, 2018

(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

Beijing Zhongsi Zhida Investment Management Co., Ltd.

By:	/s/ Li Jingru
Name: Li Jingru
Title: Legal Representative

Date of Signing: June 26, 2018

(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

By:	/s/ Li Meiliang
Name: Li Meiliang

Date of Signing: June 26, 2018

(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

By:	/s/ Li Jinbiao
Name: Li Jinbiao

Date of Signing: June 26, 2018

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Party C: Beijing Sentu Education Technology Co., Ltd.

By:	/s/ Wang Peixuan
Name: Wang Peixuan
Title: Legal Representative

Date of Signing: June 26, 2018

(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

By:	/s/ Wang Peixuan
Name: Wang Peixuan

Date of Signing: June 26, 2018

(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

By:	/s/ Zhang Zhige
Name: Zhang Zhige

Date of Signing: June 26, 2018

(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

By:	/s/ Li Jingru
Name: Li Jingru

Date of Signing: June 26, 2018

(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

By:	/s/ Lian Yu
Name: Lian Yu

Date of Signing: June 26, 2018

(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

By:	/s/ Qiu Mingjing
Name: Qiu Mingjing

Date of Signing: June 26, 2018

(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

By:	/s/ Chen Ling
Name: Chen Ling

Date of Signing: June 26, 2018

(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

By:	/s/ Huang Zhihai
Name: Huang Zhihai

Date of Signing: June 26, 2018

(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

By:	/s/ Guo Jianbing
Name: Guo Jianbing

Date of Signing: June 26, 2018

(There is no text on this page and only for the signature page of the Exclusive Call Option Agreement)

By:	/s/ Wu Yuxiao
Name: Wu Yuxiao

Date of Signing: June 26, 2018

Appendixes
Model of Equity Transfer Agreement

Equity Transfer Agreement

The Agreement is made and entered into on [ ] by the following Parties:

Party A (transferor): Beijing Rongde Times Investment Management Co., Ltd., Beijing Zhongsi Zhida Investment Management Co., Ltd., Li Meiliang and Li Jinbiao

Party B (transferee): Jianzhi Century Technology (Beijing) Co., Ltd.

Whereas:

(1)	Beijing Sentu Education Technology Co., Ltd., a joint-stock company established and existing under the laws of PRC, has its address at 27B, Building 1, No. A48 Zhichun Road, Haidian District, Beijing (the “Company”).

(2)	Party A, Party B and the Company have signed an Exclusive Call Option Agreement on [ ], and Party A grants Party B an irrevocable and exclusive right to purchase all or part of the Company’s shares held by Party A (“Purchase Option Agreement”).

Through amicable consultation, Party A and Party B hereby enter into the following agreement on matters regarding the Company’s equity transfer:

Article 1 Equity to be transferred

1.1	Subject to the terms and conditions of the Agreement and the Purchase Option Agreement, Party A agrees to transfer to Party B ________% of its equity (equivalent to [ ] shares of the Company) in the Company without any third party interest (Except for the rights and interests stipulated in the Purchase Option Agreement and the Equity Pledge Agreement entered into by Party A, Party B, the Company and other relevant parties on [ ] (the “Equity Pledge Agreement”)), and all rights, earnings, dividends and interests attached thereto as of the date of the Agreement (the “Transferred Equity”). Upon completion of the equity transfer, Party B will obtain _______% equity of the Company (equivalent to [ ] shares of the Company), and enjoy shareholders’ rights, including the rights to replace directors, select senior managers and make business decisions.

1.2	Party A hereby waives and agrees to facilitate the waiver of any restrictions on equity transfer that may exist under applicable PRC laws, Articles of Association or other regulations.

Article 2 Price and Payment Method

2.1	The total transfer price of the transferred equity is RMB _______(“Equity Transfer Payment”).

2.2	Party B shall remit the equity transfer payment in RMB to the account designated by Party A within two months upon the official transfer of the transferred equity to Party B (that is, the date on which the Company completes the registration or filing of industrial and commercial changes related to the equity transfer).

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Article 3 Responsibilities and Obligations of the Parties:

3.1	Responsibilities and obligations of Party A

(a)	In addition to performing the Purchase Option Agreement and the Equity Pledge Agreement, Party A warrants that the equity transferred to Party B is free from any third-party interest and that all rights, benefits, dividends and interests attached as of the date of the Agreement are free from legal defect and are open against any third party.

(b)	Within 30 days after the date of the Agreement, Party A shall handle, and/or urge the Company to handle the relevant formalities of applying to the relevant departments of China for the examination and approval of the equity transfer and the registration of changes etc., so as to make the equity change proposed herein effective (if applicable). Party A shall try its best to handle such approval and registration as soon as possible and in the shortest possible time.

3.2	Responsibilities and obligations of Party B

(a)	Pay the full price to Party A in accordance with Article 2 of the Agreement.

(b)	Provide Party A with reasonable assistance in handling the procedures of the equity transfer mentioned in Article 3.1(b).

Article 4 Liability for Breach

In case of any violation of the provisions hereof by the Parties, the breaching Party shall compensate the other Party for all losses thus incurred.

Article 5 Confidentiality Provisions

The Parties acknowledge that any oral or written information exchanged between them in connection with the Agreement belongs to confidential information. Each Party shall keep confidential all such information and shall not disclose any relevant information to any third party without the written consent of the other Party, except that: (a) such information is or will be publicly known (not for the disclosure of the receiving Party); (b) such information is required to be disclosed by applicable laws, or rules or regulations of any stock exchange; or (c) such information is disclosed by either Party to its legal adviser or financial adviser in connection with the transactions stated herein and such legal adviser or financial adviser shall be subject to the duty of confidentiality similar to this Article. The disclosure of any confidential information by any staff or organization employed by either party shall be deemed as the disclosure of such confidential information by such party, and such party shall be held legally liable for any breach of the Agreement. The provision shall survive the termination of the Agreement for any reason whatsoever.

Article 6 Rights and Obligations

Prior to the equity transfer, Party A, as a shareholder of the Company, shall enjoy the rights and undertake the obligations according to its shares of the Company. Upon completion of the equity transfer, Party B, as a shareholder of the Company, shall enjoy the rights and undertake the obligations.

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Article 7 Applicable Law and Dispute Resolution

7.1	The execution, effectiveness, interpretation and performance of the Agreement and the resolution of disputes hereunder shall be governed by the officially published and publicly available laws of the People’s Republic of China. Matters not covered in the officially published and publicly available laws of the People’s Republic of China shall be governed by the principles and practices of international law.

7.2	Any dispute arising out of the interpretation and performance of the Agreement shall be solved by the Parties through friendly consultation. In case no settlement can be reached within 30 days after either Party requests to resolve the dispute through consultation, the dispute may be submitted to China International Economic and Trade Arbitration Commission (CIETAC) for arbitration by either Party in accordance with the arbitration rules of CIETAC then effective. The arbitration shall take place in Beijing. The arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding upon the Parties hereto.

7.3	In case of any dispute arising out of the interpretation and performance of the Agreement, or any pending arbitration, the Parties hereto shall continue to exercise their rights and perform their obligations hereunder, except for the matters in dispute.

Article 8 Handling fees and other expenses

All expenses and actual expenses related to the Agreement, including but not limited to legal fees, costs, stamp duty and any other taxes and expenses, shall be borne by Party A and Party B respectively.

Article 9 Assignment

No assignment shall be made by Party A with respect to the rights and obligations hereunder to any third party without the prior written consent of Party B. Party B may transfer its rights and obligations hereunder to any third party without the consent of Party A, provided that Party A is notified of the aforesaid transfer.

Article 10 Severability

If any provision hereunder is invalid or unenforceable due to inconsistency with applicable laws, such provision shall be invalid or unenforceable only within the jurisdiction of the applicable laws and shall not affect the legal effect of the other provisions of the Agreement.

Article 11 Modification and Supplementation to the Agreement

Modification and supplementation to the Agreement shall be made by the Parties in a written agreement. The modification and supplementation to the Agreement duly signed by the Parties shall form a part of the Agreement and shall have the same legal effect as the Agreement.

Article 12 Notices

All notices and other communications required or permitted hereunder shall be sent to the addresses of the Parties under Article 8 of the Purchase Option Agreement.

Article 13 Miscellaneous

13.1	The Agreement is written in Chinese and is made out in ____ originals, with each Party holding one (1) original and each original being equally authentic.

13.2	The Contract shall come into force as of the date of signature by both Parties.

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IN WITNESS WHEREOF, the Parties hereto have executed the Equity Transfer Agreement on the date set forth below.

Seal/Signature of Party A:

Beijing Rongde Times Investment Management Co., Ltd.

By:
Name:
Title: Legal Representative

Date of Signing:

Beijing Zhongsi Zhida Investment Management Co., Ltd.

By:
Name:
Title: Legal Representative

Date of Signing:

By:
Name: Li Meiliang

Date of Signing:

By:
Name: Li Jinbiao

Date of Signing:

Party B: Jianzhi Century Technology (Beijing) Co., Ltd.

By:
Name:
Title: Legal Representative

Date of Signing:

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